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Transamerica Funds

Transamerica Multi-Manager Alternative Strategies Portfolio

Transamerica Series Trust

Transamerica Multi-Manager Alternative Strategies VP

1801 California Street, Suite 5200

Denver, CO 80202

October 6, 2017

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding a new sub-adviser for each of Transamerica Multi-Manager Alternative Strategies Portfolio and Transamerica Multi-Manager Alternative Strategies VP (each a “Fund” and collectively, the “Funds”). No action is required on your part. We do, however, ask that you review the enclosed Joint Information Statement, which contains information about the new sub-adviser for your Fund(s). We encourage you to store this document with your Transamerica investment information.

The Board unanimously approved the Funds’ new sub-adviser, Goldman Sachs Asset Management, L.P. (“GSAM”), who began sub-advising each Fund on July 7, 2017 replacing the Funds’ existing sub-adviser, Aegon USA Investment Management, LLC. Based on the information provided by Transamerica Asset Management, Inc. (“TAM”) and GSAM, the Board believes this change is in the best interests of each of the Funds and their investors.

If you have any questions, please call 1-888-233-4339 between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Summary

Joint Information Statement

TRANSAMERICA FUNDS

Transamerica Multi-Manager Alternative Strategies Portfolio

TRANSAMERICA SERIES TRUST

Transamerica Multi-Manager Alternative Strategies VP

October 6, 2017

This joint information statement (“Joint Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Funds and Transamerica Series Trust (“TST”) (each a “Trust” and collectively, the “Trusts”) to the respective shareholders of Transamerica Multi-Manager Alternative Strategies Portfolio and Transamerica Multi-Manager Alternative Strategies VP (each a “Fund” and collectively, the “Funds”). Transamerica Funds and TST are each organized as Delaware statutory trusts.

This Joint Information Statement provides information regarding the approval by the Board of a new sub-adviser for the Funds. The Funds are now sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM” or the “Sub-Adviser”) pursuant to sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and GSAM (the “GSAM Sub-Advisory Agreements”). Copies of the GSAM Sub-Advisory Agreements are attached hereto as Exhibit A.

GSAM began sub-advising each Fund on July 7, 2017. Prior to July 7, 2017, Aegon USA Investment Management, LLC (“AUIM”) served as sub-adviser to each Fund. In connection with the change in sub-adviser, and as discussed in the applicable Prospectus, Summary Prospectus and Statement of Additional Information supplement dated May 3, 2017, and reflected in the Funds’ Summary Prospectuses revised as of July 7, 2017, changes were also made to the Funds’ investment strategies, principal risks and portfolio managers. In addition, in connection with these changes, the management fee schedule payable by each Fund was lowered. TAM continues to serve as the Funds’ investment manager.

This Joint Information Statement is provided in lieu of a proxy statement to each Fund’s shareholders as of September 22, 2017 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”), without obtaining shareholder approval. Pursuant to the Order, however, the Funds are required to provide certain information about a new sub-advisory agreement to its shareholders.

A Notice of Internet Availability of the Joint Information Statement is being mailed on or about October 9, 2017. The Funds will each bear the costs associated with preparing and distributing this Joint Information Statement and the Notice of Internet Availability of the Joint Information Statement to shareholders.

Shares of Transamerica Multi-Manager Alternative Strategies VP are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. These contract holders and policy owners are not shareholders of Transamerica Multi-Manager Alternative Strategies VP. For ease of reference, shareholders of Transamerica Multi-Manager Alternative Strategies Portfolio and contract and policy owners of Transamerica Multi-Manager Alternative Strategies VP are collectively referred in this Joint Information Statement as “shareholders.”

The annual reports of the Funds are sent to shareholders of record following each Fund’s fiscal year end. The fiscal year end of Transamerica Multi-Manager Alternative Strategies Portfolio is October 31. The fiscal year end of Transamerica Multi-Manager Alternative Strategies VP is December 31. Each Fund will furnish, without charge, a copy of its most recent annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Funds by calling toll free 1-888-233-4339. Copies of the most recent annual and semi-annual report of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice of Internet Availability or this Joint Information Statement, as applicable, may be delivered to two or more shareholders who share an address, unless the Funds have received instructions to the contrary. Please contact the Funds at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Joint Information Statement will be available on each Fund’s website at www.transamerica.com until at least March 1, 2018. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339.

TRANSAMERICA FUNDS

Transamerica Multi-Manager Alternative Strategies Portfolio

TRANSAMERICA SERIES TRUST

Transamerica Multi-Manager Alternative Strategies VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Joint Information Statement?

A.	This Joint Information Statement is being furnished by the Board to inform shareholders of the Funds of a recent change in the sub-adviser of each Fund. The Board, upon the recommendation of TAM, has approved new GSAM Sub-Advisory Agreements between TAM and GSAM on behalf of each Fund.

The Funds rely on exemptive relief obtained from the SEC that permits TAM to enter into new sub- advisory agreements subject to Board approval and without shareholder approval under certain circumstances. This Joint Information Statement provides information regarding GSAM and the GSAM Sub-Advisory Agreements.

Q.	Am I being asked to vote on anything?

A.	No. This Joint Information Statement is being provided to each Fund’s shareholders in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the hiring of the new sub-adviser, but you are encouraged to review this Joint Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.	TAM acts as a “manager of managers” for the Funds. TAM recommended to the Board the hiring of GSAM and has entered into the GSAM Sub-Advisory Agreements with GSAM on behalf of the Funds. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for each Fund, and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why was GSAM appointed as the new Sub-Adviser?

A.	After full and complete discussion, the Board approved the appointment of GSAM as the Sub-Adviser to the Funds in replacement of the Funds’ prior sub-adviser. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser and GSAM’s potential to provide the Funds with superior risk-adjusted returns. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Joint Information Statement.

JOINT INFORMATION STATEMENT

This Joint Information Statement describes GSAM and the terms of the GSAM Sub-Advisory Agreements.

THE FUNDS AND THEIR MANAGEMENT AGREEMENTS

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of each Fund pursuant to Management Agreements (the “Management Agreements”), each dated March 1, 2016, which were last approved by the Board, including a majority of the Independent Board Members, on June 7-8, 2017. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of each Management Agreement, TAM, among other things, (i) regularly provides each Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Fund’s portfolio of securities and other investments consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to each Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Funds under the Management Agreements are not expected to change in light of the change in sub-adviser for the Funds.

No officer or Board Member of the Funds is a director, officer or employee of GSAM. No officer or Board Member of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in GSAM or any other person controlling, controlled by or under common control with GSAM. Since the Record Date, none of the Board Members of the Funds has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which GSAM or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENTS

Prior to July 7, 2017, AUIM served as sub-adviser to the Funds. AUIM is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499.

AUIM provided sub-advisory services to each Fund pursuant to an Investment Sub-Advisory Agreement between TAM and AUIM on behalf of the Fund (the “AUIM Sub-Advisory Agreements”). As sub-adviser to the Funds, AUIM was responsible for sub-advising the assets of the Funds in a manner consistent with the terms of the AUIM Sub-Advisory Agreements and the investment objective, strategies and policies of each Fund. The AUIM Sub-Advisory Agreements were each dated March 22, 2011, as amended, and were last approved by the Board, including a majority of the Independent Board Members, on June 7-8, 2017. The AUIM Sub-Advisory Agreements were approved by each Fund’s initial shareholder prior to the Fund’s launch.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to GSAM under the GSAM Sub-Advisory Agreements and the sub-advisory fees paid by TAM to AUIM under the AUIM Sub-Advisory Agreements appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the GSAM Sub-Advisory Agreements were approved by the Board at a meeting held March 8-9, 2017, and were effective as of July 7, 2017. The GSAM Sub-Advisory Agreements have an initial term with respect to each Fund of two years from the effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of the GSAM Sub-Advisory Agreements shall be subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members, at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Funds.

The terms of the AUIM Sub-Advisory Agreements and those of the GSAM Sub-Advisory Agreements are substantially similar. Under the GSAM Sub-Advisory Agreements, the sub-advisory fee rates payable by TAM to the Sub-Adviser have a decreased. In addition, effective with the GSAM Sub-Advisory Agreements, a lower management fee schedule payable by the Funds to TAM went into effect. A description of the new management fee schedule and sub-advisory fee rates appear below under the captions “TAM Management Fees” and “Sub-Advisory Fees,” respectively.

Under the terms of the GSAM Sub-Advisory Agreements, subject to the supervision of each Trust’s Board and TAM, GSAM shall regularly provide the Funds (with respect to such portion of each Fund’s assets as shall be allocated to GSAM by TAM from time to time (the “Allocated Assets”)) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current Prospectuses and Statements of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to GSAM. The AUIM Sub-Advisory Agreements contained similar provisions.

Each GSAM Sub-Advisory Agreement provides that GSAM will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Funds within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to GSAM, or to any other fund or account over which GSAM or its affiliates exercise investment discretion. Each GSAM Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Fund, GSAM may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where GSAM has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or GSAM’s overall responsibilities with respect to the Fund and to other funds and clients for which GSAM exercises investment discretion. The Board may adopt policies and procedures that modify and restrict GSAM’s authority regarding the execution of each of the Fund’s portfolio transactions. The AUIM Sub-Advisory Agreements contained similar provisions.

Each GSAM Sub-Advisory Agreement provides that it: (i) may be terminated with respect to any Fund at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Funds; (ii) may be terminated by TAM upon 60 days’ advance written notice to GSAM, without the payment of any penalty; (iii) may be terminated by GSAM upon 90 days’ advance written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by GSAM and shall not be assignable by TAM without the consent of GSAM. The AUIM Sub-Advisory Agreements contained similar provisions.

As compensation for the services performed by GSAM under the GSAM Sub-Advisory Agreements, TAM shall pay GSAM a fee as promptly as possible after the last day of each month, a fee, computed daily as a percentage of average daily net assets on an annual basis. As outlined below under “Sub-Advisory Fees,” the compensation TAM pays to GSAM under the GSAM Sub-Advisory Agreements is lower than that paid by TAM to AUIM under the AUIM Sub-Advisory Agreements and will potentially be lower in the future if certain additional breakpoints are reached at certain asset levels.

Each GSAM Sub-Advisory Agreement requires that GSAM, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to GSAM relating to the services provided pursuant to the GSAM Sub-Advisory Agreement, including such information that the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The AUIM Sub-Advisory Agreements contained the same provisions.

Each GSAM Sub-Advisory Agreement states that GSAM shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that GSAM is not protected against any liability to TAM or the Funds to which GSAM would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the GSAM Sub-Advisory Agreements. The AUIM Sub-Advisory Agreements contained the same provisions.

Each GSAM Sub-Advisory Agreement provides that unless TAM advises GSAM in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, GSAM shall exercise voting rights incident to any security purchased with, or comprising a portion of, each Fund’s securities managed by GSAM, in accordance with GSAM’s proxy voting policies and procedures without consultation with TAM or the Funds. The AUIM Sub-Advisory Agreements contained the same provisions. Each GSAM Sub-Advisory Agreement further provides that TAM shall have the duty to vote proxies relating to investments in any pooled investment vehicles sponsored or advised by TAM. The AUIM Sub-Advisory Agreements did not contain a similar provision.

Each GSAM Sub-Advisory Agreement provides that GSAM, in performance of its duties, is and shall be an independent contractor and, unless otherwise expressly provided in the GSAM Sub-Advisory Agreement or otherwise authorized in writing, shall have no authority to act for or represent the Funds of TAM in any way or otherwise be deemed to be an agent of the Funds or TAM. The AUIM Sub-Advisory Agreements did not contain a similar provision.

Shareholders should refer to Exhibit A attached hereto for the complete terms of the GSAM Sub-Advisory Agreements. The summary of the GSAM Sub-Advisory Agreements set forth herein is qualified in its entirety by provisions of the GSAM Sub-Advisory Agreements as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the change in sub-adviser, the management fee rate payable by each Fund to TAM was lowered at all asset levels. Under the Management Agreements, each Fund currently pays TAM on an annual basis the following management fee based on its average daily net assets:

Transamerica Multi-Manager Alternative Strategies Portfolio

Transamerica Multi-Manager Alternative Strategies VP

First $500 million	0.1925%
Over $500 million up to $1 billion	0.1725%
Over $1 billion up to $2 billion	0.1525%
Over $2 billion	0.1425%

Prior to July 7, 2017, each Fund paid TAM a management fee of 0.2225% of the first $500 million, 0.2125% over $500 million up to $1 billion, and 0.2025% in excess of $1 billion for its services with respect to each Fund’s average daily net assets on an annual basis.

The net assets are equal to the market value of each Fund. Fees are accrued daily and paid by each Fund monthly. As of September 22, 2017, the net assets of Transamerica Multi-Manager Alternative Strategies Portfolio were $167,641,484 and the net assets of Transamerica Multi-Manager Alternative Strategies VP were $2,030,444.

Transamerica Multi-Manager Alternative Strategies Portfolio

The following chart compares the actual management fees paid by the Fund to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended October 31, 2016 to a hypothetical example of management fees that would have been paid by the Fund to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

	Actual Management Fees Payable to TAM from November 1, 2015 through October 31, 2016 under Former Management Fee Schedule	Hypothetical Management Fees Payable to TAM from November 1, 2015 through October 31, 2016 under New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$640,824	$576,542	10%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$640,824	$576,542	10%

Transamerica Multi-Manager Alternative Strategies VP

The following chart compares the actual management fees paid by the Fund to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended December 31, 2016 to a hypothetical example of management fees that would have been paid by the Fund to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

	Actual Management Fees Payable to TAM from January 1, 2016 through December 31, 2016 under Former Management Fee Schedule	Hypothetical Management Fees Payable to TAM from January 1, 2016 through December 31, 2016 under New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$4,331	$3,811	12%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$-6,856	$-6,336	8%

SUB-ADVISORY FEES

Under the GSAM Sub-Advisory Agreements, TAM (not the Funds) pays GSAM the following sub-advisory fees for its services with respect to each Fund’s average daily net assets on an annual basis:

Transamerica Multi-Manager Alternative Strategies Portfolio

Transamerica Multi-Manager Alternative Strategies VP

First $1 billion	0.10%
Over $1 billion	0.08%

Under the AUIM Sub-Advisory Agreements, TAM (not the Funds) paid AUIM 0.20% of the first $500 million, 0.19% over $500 million up to $600 million, 0.18% over $600 million up to $1 billion, 0.17% over $1 billion up to $2 billion, and 0.16% in excess of $2 billion with respect to each Fund’s average daily net assets on an annual basis. Under both the GSAM Sub-Advisory Agreements and the AUIM Sub-Advisory Agreements, assets are aggregated across the Funds for purposes of reaching breakpoints in the sub-advisory fee schedules.

Transamerica Multi-Manager Alternative Strategies Portfolio

The following chart compares the actual sub-advisory fees paid by TAM to AUIM for the fiscal year ended October 31, 2016 to a hypothetical example of sub-advisory fees that would have been paid by TAM to GSAM for the same period under the GSAM Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to AUIM from November 1, 2015 through October 31, 2016 under AUIM Sub-Advisory Agreement	Hypothetical Management Fees Payable by TAM to GSAM from November 1, 2015 through October 31, 2016 under GSAM Sub-Advisory Agreement	Percent Difference
$601,446	$299,502	50.2%

Transamerica Multi-Manager Alternative Strategies VP

The following chart compares the actual sub-advisory fees paid by TAM to AUIM for the fiscal year ended December 31, 2016 to a hypothetical example of sub-advisory fees that would have been paid by TAM to GSAM for the same period under the GSAM Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to AUIM from January 1, 2016 through December 31, 2016 under AUIM Sub-Advisory Agreement	Hypothetical Management Fees Payable by TAM to GSAM from January 1, 2016 through December 31, 2016 under GSAM Sub-Advisory Agreement	Percent Difference
$3,986	$1,980	50.3%

INFORMATION REGARDING THE SUB-ADVISER

GSAM, an affiliate of Goldman Sachs & Co. LLC, has been a registered investment adviser since 1990. As of June 30, 2017, GSAM has approximately $1.21 trillion in total assets under management. GSAM’s principal business address is 200 West Street, New York, New York 10282.

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Christopher Lvoff, CFA	GSAM	Portfolio Manager of the Funds since 2017; Managing Director, Senior Portfolio Manager, Global Portfolio Solution Group; employed with Goldman Sachs Asset Management, L.P. since 2007
Raymond Chan, CFA	GSAM	Portfolio Manager of the Funds since 2017; Managing Director, Senior Portfolio Manager, Global Portfolio Solution Group; employed with Goldman Sachs Asset Management, L.P. since 2004
Lucy Xin	GSAM	Portfolio Manager of the Funds since 2017; Vice President, Global Portfolio Solution Group; employed with Goldman Sachs Asset Management, L.P. since 2011

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of GSAM as of September 22, 2017. The principal address of each individual as it relates to his or her duties at GSAM is the same as that of GSAM.

Name	Position with GSAM
Ellen Porges	General Counsel, Investment Management Division
Timothy J. O’Neill	Co-Head, Investment Management Division
Judith L. Shandling	Global Head of Compliance and Chief Compliance Officer for Goldman Sachs Asset Management
Eric S. Lane	Co-Head, Investment Management Division
Deborah Leone	Chief Operating Officer of the Investment Management Division

Management Activities. GSAM does not act as an adviser or sub-adviser for any registered investment companies with investment objectives similar to the Funds.

EVALUATION BY THE BOARD

At a meeting of the Board held on March 8-9, 2017, the Board considered the termination of AUIM as sub-adviser for the Funds and the approval of GSAM as replacement sub-adviser. Following their review and consideration, the Board Members determined that the terms of the GSAM Sub-Advisory Agreements were reasonable, and that the termination of AUIM as sub-adviser to each Fund and approval of the GSAM Sub-Advisory Agreements was in the best interests of each Fund and its shareholders. The Board, including the Independent Board Members, unanimously approved the GSAM Sub-Advisory Agreements with respect to the Funds for an initial two-year period and authorized TAM to terminate the AUIM Sub-Advisory Agreements with respect to the Funds.

To assist the Board Members in their consideration of the GSAM Sub-Advisory Agreements, the Board Members requested and received from TAM and GSAM certain information in advance of their meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the GSAM Sub-Advisory Agreements. In addition, the Independent Board Members consulted with independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)	that GSAM is an experienced and respected asset management firm that TAM believes has the capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on an assessment of GSAM’s organization, investment talent, experience managing alternative strategies and the services GSAM provided to other Transamerica mutual funds;

(b)	that the management fee rate paid by each Fund would decrease at all asset levels;

(c)	that the total annual fund operating expenses paid by each share class of each Fund would decrease;

(d)	the fact that the sub-advisory fees payable to GSAM would be paid by TAM and not the Funds;

(e)	that TAM advised the Board Members that, as is the case with AUIM, the average daily net assets of the Funds will continue to be aggregated for purposes of calculating the sub-advisory fees paid by TAM to GSAM;

(f)	the proposed responsibilities of GSAM for each Fund and the sub-advisory services expected to be provided by it; and

(g)	that TAM recommended to the Board Members that GSAM be appointed as sub-adviser to the Funds based on, among other things, TAM’s desire to engage an investment sub-adviser with a proven track record; and

(h)	that TAM advised the Board Members that the appointment of GSAM is not expected to result in any diminution in the nature, extent and quality of services provided to each Fund and its shareholders, including compliance services.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by counsel, including independent legal counsel, and/or their own business judgment, to be relevant. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by GSAM under each GSAM Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and GSAM regarding the operations, facilities, organization and personnel of GSAM, the anticipated ability of GSAM to perform its duties under the GSAM Sub-Advisory Agreements, and the anticipated changes to the current investment programs and other practices of the Funds. The Board Members considered the proposed changes to the Funds’ principal investment strategies and the services to be provided by TAM for the portion of the management fee it would retain for each Fund. The Board Members considered that TAM has advised the Board Members that the appointment of GSAM is not expected to result in any diminution in the nature, extent and quality of services provided to each Fund and its shareholders, including compliance services. The Board Members considered that, although GSAM does not have prior experience managing mandates with strategies substantially similar to those proposed for the Funds (as the proposed strategies will be implemented using underlying Transamerica funds), GSAM is an experienced and respected asset management firm and that TAM believes that GSAM has the multi asset class capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on the assessment of GSAM’s organization, investment talent, experience managing multi asset class alternative strategies, and the sub-advisory services GSAM has previously provided to other Transamerica mutual funds.

Based on their review of the materials provided and the information they had received from TAM and GSAM, the Board Members determined that GSAM can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment programs for the Funds and that GSAM’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Funds.

Investment Performance. The Board Members considered GSAM’s past performance, investment management experience, capabilities and resources. The Board Members reviewed the performance of Class A shares of Transamerica Multi-Manager Alternative Strategies Portfolio and Service Class shares of Transamerica Multi-Manager Alternative Strategies VP as compared to: (1) back-tested performance results of GSAM’s proposed strategy; (2) the Morningstar U.S. Open Ended Multialternative and Morningstar U.S. Insurance Multialternative Category median peer groups (each referred to as a “Morningstar Peer Group”); (3) the BofA Merrill Lynch 3-Month Treasury Bill +3%, the Funds’ primary benchmark; and (4) HFRX Global Hedge Fund Index USD, the Funds’ secondary benchmark. The Board Members noted that Transamerica Multi-Manager Alternative Strategies Portfolio underperformed its Morningstar Peer Group and primary benchmark for the 3-, 5- and 10-year time periods as of January 31, 2017 and outperformed for the 1-year period. The Board Members also noted that Transamerica Multi-Manager Alternative Strategies VP underperformed its Morningstar Peer Group for the 1-year time period as of January 31, 2017 and outperformed for the 3-year period. The Board also noted that Transamerica Multi-Manager Alternative Strategies VP underperformed its primary benchmark for the 3-year time period and outperformed for the 1-year period. The Board Members noted that, by comparison, GSAM’s proposed strategy, based on back-tested performance utilizing Transamerica underlying funds that correspond to actual historical investments of the strategies, had higher annualized returns versus the Funds’ current strategy for the 1-, 3-, 5- and 10-year time periods as of January 31, 2017. The Board Members also noted that GSAM’s proposed strategy generated a higher Shape ratio, had a lower risk profile (as measured by the standard deviation), and exhibited a similar or lower maximum drawdown than the Funds’ current strategy, which TAM believes indicates the potential for improved downside protection. The Board Members further noted that, for the 1-, 3-, 5- and 10-year time periods as of January 31, 2017, GSAM’s proposed strategy outperformed the Funds’ secondary benchmark, which TAM believes more appropriately reflects the proposed strategy’s investment profile.

The Board Members further noted that TAM believes that the appointment of GSAM will benefit shareholders by offering them the potential for improved performance based on back-tested comparisons, but were unable to predict what effect execution of the GSAM Sub-Advisory Agreements would actually have on the future performance of the Funds. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by GSAM, the Board Members concluded that GSAM is capable of generating a level of investment performance that is appropriate in light of the Funds’ proposed new principal investment strategies.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedules under each GSAM Sub-Advisory Agreement. The Board Members noted that each proposed sub-advisory fee schedule payable by TAM to GSAM is lower than the current sub-advisory fee schedule for AUIM. The Board Members further noted that shareholders are expected to benefit from both a lower management fee schedule and lower overall expenses, which will better align the Funds’ fees and expenses with their peer group medians. The Board Members also considered that, although the net management fee retained by TAM would increase, the proposed management fee rates payable by the Funds to TAM would decrease at all asset levels. It was also noted that Management will waive a portion of the fees and expenses for the Funds. On the basis of these and other considerations, together with the other information they considered, the Board Members determined that the sub-advisory fees to be received by GSAM under each GSAM Sub-Advisory Agreement are reasonable in light of the sub-advisory services to be provided.

With respect to GSAM’s costs and profitability in providing sub-advisory services to the Funds, the Board Members noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and GSAM. As a result, the Board Members did not consider GSAM’s anticipated profitability as material to its decision to approve the GSAM Sub-Advisory Agreements. The Board Members considered that the proposed fee schedules, and the aggregation of the average daily net assets of the Funds for purposes of calculating the sub-advisory fees paid by TAM to GSAM, would result in an increase in the net management fees retained by TAM.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the GSAM Sub-Advisory Agreements reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the sub-advisory fee schedules and the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members also considered that TAM believes that the appointment of GSAM as sub-adviser has the potential to attract additional assets because of GSAM’s asset management capabilities. The Board Members concluded that, in the future, they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Funds to TAM, and sub-advisory fees payable by TAM to GSAM, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered incidental benefits expected to be derived by GSAM from its relationship with the Funds. The Board Members noted that TAM would not realize soft dollar benefits from its relationship with GSAM, and that GSAM may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of each GSAM Sub-Advisory Agreement was in the best interests of each Fund and its shareholders and unanimously approved the GSAM Sub-Advisory Agreements.

BROKERAGE INFORMATION

With respect to Transamerica Multi-Manager Alternative Strategies Portfolio, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or GSAM for the fiscal year ended October 31, 2016.

With respect to Transamerica Multi-Manager Alternative Strategies VP, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or GSAM for the fiscal year ended December 31, 2016.

ADDITIONAL INFORMATION

TAM, the Trusts’ investment manager, Transamerica Fund Services, Inc., the Trusts’ transfer agent, and Transamerica Capital, Inc., the Trusts’ principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of September 22, 2017, the Board Members and officers of Transamerica Multi-Manager Alternative Strategies Portfolio, individually and as a group, owned beneficially less than 1% of the outstanding shares of Transamerica Multi-Manager Alternative Strategies Portfolio. As of September 22, 2017, the Board Members and officers of Transamerica Multi-Manager Alternative Strategies VP, individually and as a group, owned beneficially less than 1% of the outstanding shares of Transamerica Multi-Manager Alternative Strategies VP.

As of September 22, 2017, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica Multi-Manager Alternative Strategies Portfolio:

Name & Address	Fund Name	Class	Percent
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Manager Alternative Strategies Portfolio	A	19.65%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Manager Alternative Strategies Portfolio	A	19.55%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager Alternative Strategies Portfolio	A	8.57%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Manager Alternative Strategies Portfolio	A	6.67%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager Alternative Strategies Portfolio	C	16.67%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager Alternative Strategies Portfolio	C	16.56%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Manager Alternative Strategies Portfolio	C	12.89%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Manager Alternative Strategies Portfolio	C	10.52%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Manager Alternative Strategies Portfolio	C	9.25%

Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Multi-Manager Alternative Strategies Portfolio	C	8.48%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Manager Alternative Strategies Portfolio	C	5.63%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager Alternative Strategies Portfolio	I	21.91%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Multi-Manager Alternative Strategies Portfolio	I	20.70%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Manager Alternative Strategies Portfolio	I	13.33%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Manager Alternative Strategies Portfolio	I	11.96%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager Alternative Strategies Portfolio	I	9.77%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Manager Alternative Strategies Portfolio	I	6.17%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Manager Alternative Strategies Portfolio	R6	51.27%

Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Multi-Manager Alternative Strategies Portfolio	R6	38.78%

Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Multi-Manager Alternative Strategies Portfolio	R6	9.95%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Manager Alternative Strategies Portfolio	T1	100.00%

As of September 22, 2017, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica Multi-Manager Alternative Strategies VP:

Name & Address	Fund Name	Class	Percent
Transamerica Asset Management, Inc. Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Manager Alternative Strategies VP	Initial	100.00%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Manager Alternative Strategies VP	Service	80.02%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Manager Alternative Strategies VP	Service	13.51%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Manager Alternative Strategies VP	Service	6.47%

As of September 22, 2017, no shareholder owned of record 25% or more of the outstanding shares of Transamerica Multi-Manager Alternative Strategies Portfolio.

As of September 22, 2017, the following shareholder owned of record 25% or more of the outstanding shares of Transamerica Multi-Manager Alternative Strategies VP:

Name & Address	Portfolio Name	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Manager Alternative Strategies VP	164,137.598	80.02%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

Each of the Trusts is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trusts as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trusts at the Trusts’ office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Funds
Transamerica Series Trust

Tané T. Tyler
Vice President, Associate General Counsel,
Chief Legal Officer and Secretary

October 6, 2017

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

GOLDMAN SACHS ASSET MANAGEMENT L.P.

This Agreement, entered into as of July 7, 2017 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Goldman Sachs Asset Management, L.P., a Delaware Limited Partnership (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. In performing its obligations under this Agreement and with the prior written consent of TAM (such consent not to be unreasonably withheld), Subadviser may, from time to time, employ, delegate to, engage, or associate with affiliated entities or otherwise use the resources of one or more affiliated investment advisers that qualify as its “participating affiliates,” as such term is used in relief granted by the staff of the Securities and Exchange Commission (the “SEC”), and as identified in the Subadviser’s Form ADV, as Subadviser believes necessary or appropriate to assist it in carrying out its obligations under this Agreement. Notwithstanding the foregoing, TAM consents to and agrees that the Subadviser may, at the Subadviser’s discretion, delegate its responsibilities hereunder to Goldman Sachs Asset Management (Singapore) Pte. Ltd without any further consent from TAM. The Subadviser shall remain liable for the performance of the Subadviser’s obligations hereunder and for the acts and omissions of such other persons or entities.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM and subject to such other written restrictions and limitations provided by officers of TAM or the Trust to Subadviser in writing (such restrictions and limitations, the “Limitations”) and to the provisions of Section 2(h), the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information (“Investment Guidelines”). Subject to any existing Limitations, the Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund may invest, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the SEC and any other applicable federal and state law, as well as the Investment Guidelines of the Fund referred to above, any Limitations, and any other specific policies adopted by the Board and disclosed to and acknowledged by the Subadviser. The

Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Fund to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

Any Investment Guideline or Limitation will apply only at the time of an investment to which the Investment Guideline or Limitation is applicable and any such Investment Guideline or Limitation shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any change in circumstance resulting from, for example, a change in value, net assets or other circumstance will not be considered in determining whether any investment or the Fund complies with an Investment Guideline or Limitation.

(b)	The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund and acknowledged by the Subadviser from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund, except that TAM shall have the duty to vote proxies relating to investments in any pooled investment vehicles sponsored or advised by TAM. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. For the avoidance of doubt, TAM is responsible for: (i) ensuring compliance with all applicable regulations relating to the reporting of proxy votes for the Fund, including all required reports on SEC Form N?PX; and (ii) making any and all filings in connection with any securities litigation, class action lawsuits and bankruptcy, insolvency or workout proceedings relating to securities held or that were held by the Fund, or related to reporting requirements under federal and state securities laws and/or any foreign laws (as applicable) that may arise in respect of securities held in the Fund, including without limitation, filings required by the SEC or any other applicable regulatory agency (including required reporting related to short positions held in the Fund). The Subadviser shall not incur any liability to TAM by reason of any exercise of, or failure to exercise, TAM’s discretion in respect of such filings.

(e)	The Subadviser agrees to provide, upon request, reasonable assistance to TAM, the Trust’s Valuation Committee and the Fund’s pricing agent in making determinations of the fair value of the Fund’s portfolio securities in accordance with the Trust’s valuation procedures. On a periodic basis (e.g., monthly, quarterly) and as a supplement to TAM’s valuation process, the Subadviser will review the security valuations in accordance with the Subadviser’s own pricing hierarchy and validation logic and will notify TAM on a reasonable basis if Subadviser becomes aware of any material differences (as defined by the Subadviser) between Subadviser’s internal valuations and TAM’s custodial valuations. The Subadviser will seek to notify TAM promptly if it believes, based on differences between the Fund’s valuation of a security that is a part of the Allocated Assets and the Subadviser’s valuation of the same security for another account under its management, the Fund has incorrectly valued the security to a material extent. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings. Notwithstanding the foregoing, the Subadviser shall not be responsible for any valuation determinations made with respect to the Fund.

(f)	TAM acknowledges and agrees that Subadviser, its personnel, and Subadviser’s affiliates may take actions (or refrain from taking action) or have investment views that differ from actions taken or views taken with respect to the Fund hereunder. In addition, TAM acknowledges and agrees Subadviser and/or its affiliates may possess information as part of operating its other businesses or otherwise, including information that may be relevant to Underlying Fund and Manager Selection (as defined below), and that Subadviser has no obligation to share that information with TAM or the Fund, and that Subadviser may be limited in its ability to use that information in providing services hereunder.

(g)	All directions, instructions or Limitations by or on behalf of the Fund or TAM to the Subadviser shall be in writing signed by an authorized agent of the Fund or TAM, confirmed in writing. For purposes of this Agreement, the term “in writing”, shall include directions given by facsimile or electronic mail. A list of persons authorized to give instructions to the Subadviser hereunder is set out in Schedule B to this Agreement. The Fund or TAM may revise the list of authorized persons from time to time by sending the Subadviser a revised list which has been certified by a duly authorized agent of the Fund or TAM. The Subadviser shall incur no liability whatsoever in relying upon any direction from, or document signed by, any person reasonably believed by Subadviser to be authorized to give or sign the same, whether or not the authority of such person is then effective. The Subadviser shall be under no duty to make any investigation or inquiry as to any statement contained in any writing and may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained. Directions given by the Fund or TAM to the Subadviser hereunder shall be effective only upon actual receipt by the Subadviser and shall be acknowledged by the Subadviser through its actions hereunder only, unless the Fund or TAM is advised by the Subadviser otherwise.

(h)	TAM shall endeavor to provide Subadviser reasonable advance notice, to the extent practicable under the circumstances, of any instructions, directions or amendments to the Investment Guidelines, Limitations, Governing Documents or any other specific policies adopted by the Board and disclosed to and acknowledged by the Subadviser (“Amendments”). TAM and the Fund agree and acknowledge that the Subadviser may not be able to comply immediately with such instructions, directions or Amendments. The Subadviser agrees to implement any such instructions, directions or Amendments as soon as reasonably practicable after their receipt or notify TAM regarding the Subadviser’s inability to comply with such instruction, directions or Amendments, and in the cases of such notice being provided, compliance by Subadviser with such instruction, directions or Amendments shall be excused and the parties agree to seek in good faith an appropriate resolution with respect to the proposed instruction, direction or Amendment.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time upon request.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)	The Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM (not the Fund) shall pay the Subadviser a fee, as promptly as possible after the last day of each month, computed daily at the annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. TAM may terminate the Agreement only upon giving 60 days’ advance written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement upon giving 90 days’ advance written notice to TAM. TAM or the Subadviser may also terminate the Agreement immediately in the event of a material breach of this Agreement by the other party. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. Additionally, Subadviser will notify TAM of a change in general partners of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise, only with the prior written approval of Subadviser, such approval not to be unreasonably withheld, and only during the term of this Agreement. Notwithstanding the foregoing, the Subadviser’s approval is not required when: (i) previously approved materials are re-issued with minor modifications; (ii) TAM and Subadviser identify materials which they jointly determine do not require Subadviser’s approval, or (iii) the material is used as required under applicable law. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name and its marks, symbols or logos that misleadingly imply a continuing relationship between the Fund and the Subadviser or any of its affiliates, except to the extent that continued use is required by applicable laws, rules, and regulations. This section will survive any termination of this Agreement.

11. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

TAM acknowledges and agrees that Subadviser has no duty or obligation with respect to the selection, monitoring or overseeing of the pooled investment vehicles (other than exchange-traded funds) in which the Fund may invest, including the managers of any such pooled investment vehicles, and that TAM will perform those duties (collectively, such duties “Underlying Fund and Manager Selection”). TAM further acknowledges and agrees that the Investment Guidelines and any Limitations may limit the investment options available to the Subadviser in implementing the Fund’s investment program.

The Subadviser gives no warranty as to the performance or profitability of the Allocated Assets, nor any guarantee that the investment objectives, expectations or targets described in this Agreement and/or in the Registration Statement will be achieved, including without limitation any risk control, risk management or return objectives, expectations or targets.

12. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (the “Registration Statement”), each in the form provided by TAM to Subadviser, and Subadviser agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund that are provided by TAM to Subadviser. Subadviser represents and warrants that, solely with respect to the disclosure about the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement about the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact about the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions, interpretive guidance, and no action relief as may be granted by the SEC or its Staff.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund and by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such amendment. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, including Rule 31a-3 under the 1940 Act. Any such records maintained by Subadviser are its property and are not the official books and records of the Fund; however, Subadviser agrees to provide copies of any such records required to be maintained by it pursuant to Rule 31a-3 under the 1940 Act upon request of the Fund. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by it by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

Transamerica Asset Management, Inc.

Attention: Chris Staples

Fax No.: 720-493-4065

Phone No.: 720-493-8033

E-mail: christopher.staples@transamerica.com

All notices provided to Subadviser will be sent to the attention of:

Goldman Sachs Asset Management, L.P.

200 West Street

New York, NY 10282

Attention: Jason Hudes

Fax No.:

Phone No: (212) 357-1979

E-mail: Jason.Hudes@gs.com & am-crmgt-ny-ias@gs.com

TAM and Subadviser agree that instructions or other communications related to this Agreement may be transmitted via the internet or other similar media, and that there is no guarantee that such communications will be delivered to the intended recipient promptly, in the correct format or at all. TAM consents to receive: (i) Part 2 of the Subadviser’s Form ADV, (ii) any offer letter for Part 2 of Form ADV, and/or (iii) FINRA Rule 5130 and 5131 negative consent letters, as applicable, via electronic mail.

17. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

18. Receipt of Form ADV. TAM and the Fund understand and acknowledge that Subadviser is part of a worldwide, full-service investment banking, broker-dealer, asset management organization, and as such, Subadviser and its affiliates and their managing directors, directors, officers and employees may have multiple advisory, transactional and financial and other interests in securities, instruments and companies that may be purchased, sold or held by Subadviser for the Fund. As a registered investment adviser under the Investment Advisers Act of 1940, as amended, Subadviser is required to file a Form ADV with the SEC. Form ADV contains information about potential conflicts of interest and other relevant information regarding Subadviser. TAM and the Fund acknowledge receipt of Part 2 of Subadviser’s Form ADV prior to entering into this Agreement, and acknowledge its understanding of the potential conflicts of interest disclosed therein.

19. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

20. Additional Representations and Warranties. TAM represents that neither the execution, delivery or performance of this Agreement conflicts or will conflict with or constitutes or will constitute a breach of the Governing Documents, or any applicable statutory or regulatory requirement to which Subadviser is subject or by which it is bound.

TAM is a registered commodity pool operator under the Commodity Exchange Act. In the event its status changes during the term of this Agreement, TAM will promptly notify Subadviser of such change.

21. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

22. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court, New York County (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, New York County, application shall be submitted to the Commercial Division.

23. Interpretation. Nothing contained herein shall be deemed to require the Trust or Subadviser to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

24. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Director, Investments

GOLDMAN SACHS ASSET MANAGEMENT L.P.

By:	/s/ Marci Green

Name:	Marci Green

Title:	Managing Director

Schedule A

Fund	Investment Subadvisory Fee*
Transamerica Multi-Manager Alternative Strategies Portfolio	0.10% of the first $1 billion; 0.08% over $1 billion

* The investment subadvisory fee rate applicable to Transamerica Multi-Manager Alternative Strategies Portfolio shall be determined based on the combined average daily net assets of Transamerica Multi-Manager Alternative Strategies VP and Transamerica Multi-Manager Alternative Strategies Portfolio.

Schedule B

Authorized Agents of Transamerica Asset Management, Inc.

INVESTMENT SUBADVISORY AGREEMENT

GOLDMAN SACHS ASSET MANAGEMENT L.P.

This Agreement, entered into as of July 7, 2017 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Goldman Sachs Asset Management, L.P., a Delaware Limited Partnership (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. In performing its obligations under this Agreement and with the prior written consent of TAM (such consent not to be unreasonably withheld), Subadviser may, from time to time, employ, delegate to, engage, or associate with affiliated entities or otherwise use the resources of one or more affiliated investment advisers that qualify as its “participating affiliates,” as such term is used in relief granted by the staff of the Securities and Exchange Commission (the “SEC”), and as identified in the Subadviser’s Form ADV, as Subadviser believes necessary or appropriate to assist it in carrying out its obligations under this Agreement. Notwithstanding the foregoing, TAM consents to and agrees that the Subadviser may, at the Subadviser’s discretion, delegate its responsibilities hereunder to Goldman Sachs Asset Management (Singapore) Pte. Ltd without any further consent from TAM. The Subadviser shall remain liable for the performance of the Subadviser’s obligations hereunder and for the acts and omissions of such other persons or entities.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM and subject to such other written restrictions and limitations provided by officers of TAM or the Trust to Subadviser in writing (such restrictions and limitations, the “Limitations”) and to the provisions of Section 2(h), the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information (“Investment Guidelines”). Subject to any existing Limitations, the Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund may invest, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the SEC and any other applicable federal and state law, as well as the Investment Guidelines of the Fund referred to above, any Limitations, and any other specific policies adopted by the Board and disclosed to and acknowledged by the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Fund to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

Any Investment Guideline or Limitation will apply only at the time of an investment to which the Investment Guideline or Limitation is applicable and any such Investment Guideline or Limitation shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any change in circumstance resulting from, for example, a change in value, net assets or other circumstance will not be considered in determining whether any investment or the Fund complies with an Investment Guideline or Limitation.

(b)	The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund and acknowledged by the Subadviser from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund, except that TAM shall have the duty to vote proxies relating to investments in any pooled investment vehicles sponsored or advised by TAM. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. For the avoidance of doubt, TAM is responsible for: (i) ensuring compliance with all applicable regulations relating to the reporting of proxy votes for the Fund, including all required reports on SEC Form N-PX; and (ii) making any and all filings in connection with any securities litigation, class action lawsuits and bankruptcy, insolvency or workout proceedings relating to securities held or that were held by the Fund, or related to reporting requirements under federal and state securities laws and/or any foreign laws (as applicable) that may arise in respect of securities held in the Fund, including without limitation, filings required by the SEC or any other applicable regulatory agency (including required reporting related to short positions held in the Fund). The Subadviser shall not incur any liability to TAM by reason of any exercise of, or failure to exercise, TAM’s discretion in respect of such filings.

(e)	The Subadviser agrees to provide, upon request, reasonable assistance to TAM, the Trust’s Valuation Committee and the Fund’s pricing agent in making determinations of the fair value of the Fund’s portfolio securities in accordance with the Trust’s valuation procedures. On a periodic basis (e.g., monthly, quarterly) and as a supplement to TAM’s valuation process, the Subadviser will review the security valuations in accordance with the Subadviser’s own pricing hierarchy and validation logic and will notify TAM on a reasonable basis if Subadviser becomes aware of any material differences (as defined by the Subadviser) between Subadviser’s internal valuations and TAM’s custodial valuations. The Subadviser will seek to notify TAM promptly if it believes, based on differences between the Fund’s valuation of a security that is a part of the Allocated Assets and the Subadviser’s valuation of the same security for another account under its management, the Fund has incorrectly valued the security to a material extent. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings. Notwithstanding the foregoing, the Subadviser shall not be responsible for any valuation determinations made with respect to the Fund.

(f)	TAM acknowledges and agrees that Subadviser, its personnel, and Subadviser’s affiliates may take actions (or refrain from taking action) or have investment views that differ from actions taken or views taken with respect to the Fund hereunder. In addition, TAM acknowledges and agrees Subadviser and/or its affiliates may possess information as part of operating its other businesses or otherwise, including information that may be relevant to Underlying Fund and Manager Selection (as defined below), and that Subadviser has no obligation to share that information with TAM or the Fund, and that Subadviser may be limited in its ability to use that information in providing services hereunder.

(g)	All directions, instructions or Limitations by or on behalf of the Fund or TAM to the Subadviser shall be in writing signed by an authorized agent of the Fund or TAM, confirmed in writing. For purposes of this Agreement, the term “in writing”, shall include directions given by facsimile or electronic mail. A list of persons authorized to give instructions to the Subadviser hereunder is set out in Schedule B to this Agreement. The Fund or TAM may revise the list of authorized persons from time to time by sending the Subadviser a revised list which has been certified by a duly authorized agent of the Fund or TAM. The Subadviser shall incur no liability whatsoever in relying upon any direction from, or document signed by, any person reasonably believed by Subadviser to be authorized to give or sign the same, whether or not the authority of such person is then effective. The Subadviser shall be under no duty to make any investigation or inquiry as to any statement contained in any writing and may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained. Directions given by the Fund or TAM to the Subadviser hereunder shall be effective only upon actual receipt by the Subadviser and shall be acknowledged by the Subadviser through its actions hereunder only, unless the Fund or TAM is advised by the Subadviser otherwise.

(h)	TAM shall endeavor to provide Subadviser reasonable advance notice, to the extent practicable under the circumstances, of any instructions, directions or amendments to the Investment Guidelines, Limitations, Governing Documents or any other specific policies adopted by the Board and disclosed to and acknowledged by the Subadviser (“Amendments”). TAM and the Fund agree and acknowledge that the Subadviser may not be able to comply immediately with such instructions, directions or Amendments. The Subadviser agrees to implement any such instructions, directions or Amendments as soon as reasonably practicable after their receipt or notify TAM regarding the Subadviser’s inability to comply with such instruction, directions or Amendments, and in the cases of such notice being provided, compliance by Subadviser with such instruction, directions or Amendments shall be excused and the parties agree to seek in good faith an appropriate resolution with respect to the proposed instruction, direction or Amendment.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time upon request.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)	The Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM (not the Fund) shall pay the Subadviser a fee, as promptly as possible after the last day of each month, computed daily at the annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. TAM may terminate the Agreement only upon giving 60 days’ advance written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement upon giving 90 days’ advance written notice to TAM. TAM or the Subadviser may also terminate the Agreement immediately in the event of a material breach of this Agreement by the other party. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. Additionally, Subadviser will notify TAM of a change in general partners of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise, only with the prior written approval of Subadviser, such approval not to be unreasonably withheld, and only during the term of this Agreement. Notwithstanding the foregoing, the Subadviser’s approval is not required when: (i) previously approved materials are re-issued with minor modifications; (ii) TAM and Subadviser identify materials which they jointly determine do not require Subadviser’s approval, or (iii) the material is used as required under applicable law. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name and its marks, symbols or logos that misleadingly imply a continuing relationship between the Fund and the Subadviser or any of its affiliates, except to the extent that continued use is required by applicable laws, rules, and regulations. This section will survive any termination of this Agreement.

11. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

TAM acknowledges and agrees that Subadviser has no duty or obligation with respect to the selection, monitoring or overseeing of the pooled investment vehicles (other than exchange-traded funds) in which the Fund may invest, including the managers of any such pooled investment vehicles, and that TAM will perform those duties (collectively, such duties “Underlying Fund and Manager Selection”). TAM further acknowledges and agrees that the Investment Guidelines and any Limitations may limit the investment options available to the Subadviser in implementing the Fund’s investment program.

The Subadviser gives no warranty as to the performance or profitability of the Allocated Assets, nor any guarantee that the investment objectives, expectations or targets described in this Agreement and/or in the Registration Statement will be achieved, including without limitation any risk control, risk management or return objectives, expectations or targets.

12. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (the “Registration Statement”), each in the form provided by TAM to Subadviser, and Subadviser agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund that are provided by TAM to Subadviser. Subadviser represents and warrants that, solely with respect to the disclosure about the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement about the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact about the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions, interpretive guidance, and no action relief as may be granted by the SEC or its Staff.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund and by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such amendment. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, including Rule 31a-3 under the 1940 Act. Any such records maintained by Subadviser are its property and are not the official books and records of the Fund; however, Subadviser agrees to provide copies of any such records required to be maintained by it pursuant to Rule 31a-3 under the 1940 Act upon request of the Fund. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by it by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

Transamerica Asset Management, Inc.

Attention: Chris Staples

Fax No.: 720-493-4065

Phone No.: 720-493-8033

E-mail: christopher.staples@transamerica.com

All notices provided to Subadviser will be sent to the attention of:

Goldman Sachs Asset Management, L.P.

200 West Street

New York, NY 10282

Attention: Jason Hudes

Fax No.:

Phone No: (212) 357-1979

E-mail: Jason.Hudes@gs.com & am-crmgt-ny-ias@gs.com

TAM and Subadviser agree that instructions or other communications related to this Agreement may be transmitted via the internet or other similar media, and that there is no guarantee that such communications will be delivered to the intended recipient promptly, in the correct format or at all. TAM consents to receive: (i) Part 2 of the Subadviser’s Form ADV, (ii) any offer letter for Part 2 of Form ADV, and/or (iii) FINRA Rule 5130 and 5131 negative consent letters, as applicable, via electronic mail.

17. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

18. Receipt of Form ADV. TAM and the Fund understand and acknowledge that Subadviser is part of a worldwide, full-service investment banking, broker-dealer, asset management organization, and as such, Subadviser and its affiliates and their managing directors, directors, officers and employees may have multiple advisory, transactional and financial and other interests in securities, instruments and companies that may be purchased, sold or held by Subadviser for the Fund. As a registered investment adviser under the Investment Advisers Act of 1940, as amended, Subadviser is required to file a Form ADV with the SEC. Form ADV contains information about potential conflicts of interest and other relevant information regarding Subadviser. TAM and the Fund acknowledge receipt of Part 2 of Subadviser’s Form ADV prior to entering into this Agreement, and acknowledge its understanding of the potential conflicts of interest disclosed therein.

19. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

20. Additional Representations and Warranties. TAM represents that neither the execution, delivery or performance of this Agreement conflicts or will conflict with or constitutes or will constitute a breach of the Governing Documents, or any applicable statutory or regulatory requirement to which Subadviser is subject or by which it is bound.

TAM is a registered commodity pool operator under the Commodity Exchange Act. In the event its status changes during the term of this Agreement, TAM will promptly notify Subadviser of such change.

21. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

22. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court, New York County (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, New York County, application shall be submitted to the Commercial Division.

23. Interpretation. Nothing contained herein shall be deemed to require the Trust or Subadviser to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

24. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Director, Investments

GOLDMAN SACHS ASSET MANAGEMENT L.P.

By:	/s/ Marci Green

Name:	Marci Green

Title:	Managing Director

Schedule A

Fund	Investment Subadvisory Fee*
Transamerica Multi-Manager Alternative Strategies VP	0.10% of the first $1 billion; 0.08% over $1 billion

* The investment subadvisory fee rate applicable to Transamerica Multi-Manager Alternative Strategies Portfolio shall be determined based on the combined average daily net assets of Transamerica Multi-Manager Alternative Strategies VP and Transamerica Multi-Manager Alternative Strategies Portfolio.

Schedule B

Authorized Agents of Transamerica Asset Management, Inc.

TRANSAMERICA FUNDS

Transamerica Multi-Manager Alternative Strategies Portfolio

TRANSAMERICA SERIES TRUST

Transamerica Multi-Manager Alternative Strategies VP

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-888-233-4339

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the internet relating to Transamerica Multi-Manager Alternative Strategies Portfolio and Transamerica Multi-Manager Alternative Strategies VP (each a “Fund,” and collectively, the “Funds”). Transamerica Multi-Manager Alternative Strategies Portfolio is a series of Transamerica Funds and Transamerica Multi-Manager Alternative Strategies VP is a series of Transamerica Series Trust (together with Transamerica Funds, the “Trusts”). We encourage you to access and review all of the important information contained in the Joint Information Statement.

The Joint Information Statement details a recent sub-adviser change relating to each Fund. Specifically, the Board of Trustees of the Trusts has approved a new sub-advisory agreement on behalf of each Fund between Transamerica Asset Management, Inc. (“TAM”) and Goldman Sachs Asset Management, L.P. (“GSAM”). GSAM began sub-advising each Fund on July 7, 2017. In connection with the change in sub-adviser, and as discussed in the applicable Prospectus, Summary Prospectus and Statement of Additional Information supplement dated May 3, 2017, and reflected in the Funds’ Summary Prospectuses revised as of July 7, 2017, changes were also made to the Funds’ fees and expenses, principal investment strategies, principal risks and portfolio managers. TAM continues to serve as the Funds’ investment manager.

The following material is available for view: Joint Information Statement

The Trusts and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining investor approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trusts will make the Joint Information Statement available to you online.

The full Joint Information Statement will be available to review on each Fund’s website at www.transamerica.com until at least March 1, 2018. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. There is no charge to you for requesting a copy.